Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
(11) Commitments and Contingencies

Leases

The minimum required payments for CVR’s operating lease agreements and unconditional purchase obligations are as follows:

Year Ending December 31,	Operating Leases	Unconditional Purchase Obligations
(in millions)
2019	$24	$129
2020	20	89
2021	18	78
2022	16	76
2023	12	75
Thereafter	26	444
	$116	$891

Leases - The Company leases equipment, including railcars and real properties, under long-term operating leases. For the years ended December 31, 2018, 2017 and 2016, rent expense totaled approximately $10 million, $8 million and $8 million, respectively.
Supply Commitments - The Company is a party to various supply agreements with both related and third parties which commit the Company to purchase minimum volumes of crude oil, hydrogen, oxygen, nitrogen, petroleum coke (“pet coke”), and natural gas to run its facilities’ operations. For the years ended December 31, 2018, 2017 and 2016. amounts purchased under these supply agreements totaled approximately $214 million, $209 million, and $151 million, respectively.
Crude Oil Supply Agreement

On August 31, 2012, an indirect, wholly-owned subsidiary of CVR Refining and Vitol Inc. (“Vitol”) entered into an Amended and Restated Crude Oil Supply Agreement (as amended, the “Crude Oil Supply Agreement”). Under the Crude Oil Supply Agreement, Vitol supplies the Petroleum Segment with crude oil and intermediation logistics helping to reduce the amount of inventory held at a certain point and mitigate crude oil pricing risk. Volumes contracted under the Crude Oil Supply Agreement, as a percentage of the total crude oil purchases (in barrels), was approximately 42%, 55% and 61% for the years ended December 31, 2018, 2017 and 2016, respectively. The Crude Oil Supply Agreement automatically renews for successive one-year terms (each such term, a “Renewal Term”) unless either party provides the other with notice of nonrenewal at least 180 days prior to expiration of any Renewal Term.

Contingencies

CVRR Unit Purchase - As of February 20, 2019, the Company, CVR Refining and its general partner, CVR Refining Holdings, IEP and certain directors and affiliates have each been named in at least one of six lawsuits filed in the Court of Chancery of the State of Delaware by purported former unitholders of CVR Refining, on behalf of themselves and an alleged class of similarly situated unitholders (the “Call Option Lawsuits”). The Call Option Lawsuits primarily allege breach of contract, tortious interference and breach of the implied covenant of good faith and fair dealing and seek monetary damages and attorneys’ fees, among other remedies, relating to the Company’s exercise of the call option under the CVR Refining Amended and Restated Agreement of Limited Partnership assigned to it by CVR Refining’s general partner. The Call Option Lawsuits are in the earliest stages of litigation.  The Company believes the Call Option Lawsuits are without merit and intends to vigorously defend against them.

Business Interruption Recovery - In 2018, CVR Partners submitted a business interruption claim for losses under its insurance policies, related to damage and resulting reduced equipment production rates experienced during the second half of 2017 and early 2018. In December 2018, in connection with a signed Claim Settlement and Release Agreement with the underwriters of the insurance policy, CVR Partners recognized a recovery of approximately $6 million. Approximately $5 million was received prior to year end and recorded as Other Income within the Consolidated Statement of Operations. The remaining amount of approximately $1 million was recorded as Accounts Receivable as of December 31, 2018 and was subsequently collected in January 2019.

Property Tax Matter - In 2008, CRNF protested the reclassification and reassessment by Montgomery County, Kansas (the “County”) of CRNF’s nitrogen fertilizer plant following expiration of its ten-year property tax abatement that expired on December 31, 2007, which reclassification and reassessment resulted in an increase in CRNF’s annual property tax expense in excess of $10 million per year for the 2008 through 2012 tax years. Despite its protest, CRNF fully accrued and paid these property taxes.  In February 2013, the County and CRNF agreed to a settlement for tax years 2009 through 2012 which resulted in decreased property taxes through 2017, leaving 2008 in dispute. In 2013, the Kansas Court of Appeals overturned an adverse ruling of the Kansas Board of Tax Appeals (“BOTA”) and instructed BOTA to classify each CRNF asset on an asset-by-asset basis. In March 2015, BOTA concluded its classification and determined a substantial majority of CRNF’s assets in dispute were personal property for the 2008 tax year. In September 2018, the Kansas Court of Appeals upheld BOTA’s property tax determinations in CRNF’s favor.  In October 2018, the County petitioned the Kansas Supreme Court to review the Court of Appeals determination.  Subsequent briefs were filed by CRNF and the County.  The Kansas Supreme Court has not yet ruled on whether it will hear the County’s appeal.

Environmental, Health, and Safety (“EHS”) Matters

Clean Air Act Matter - On August 21, 2018, CRRM received a letter from the United States Department of Justice (“DOJ”) on behalf of the EPA and Kansas Department of Health and Environment (“KDHE”) alleging violations of the Clean Air Act (“CAA”) and a 2012 Consent Decree between CRRM, the United States (on behalf of EPA) and KDHE at CRRM’s Coffeyville refinery. In September 2018, CRRM executed a tolling agreement with the DOJ and KDHE extending time for negotiation regarding the agencies’ allegations through March 31, 2019. At this time the Company cannot reasonably estimate the potential penalties, costs, fines or other expenditures that may result from this matter or any subsequent enforcement or litigation relating thereto and, therefore, the Company cannot determine if the ultimate outcome of this matter will have a material impact on the Company’s financial position, results of operations or cash flows.

Renewable Fuel Standards - The Company’s Petroleum Segment is subject to the renewable fuel standards (“RFS”) of the Environmental Protection Agency (“EPA”) that require refiners to either blend “renewable fuels” in with their transportation fuels or purchase renewable fuel credits, known as renewable identification numbers (“RINs”), in lieu of blending. CVR Refining is not able to blend the substantial majority of its transportation fuels and has to purchase RINs on the open market, as well as obtain waiver credits for cellulosic biofuels from the EPA in order to comply with the RFS.

The Company recognized expense of approximately $60 million, $249 million and $206 million for the years ended December 31, 2018, 2017 and 2016, respectively, for the Petroleum Segment’s compliance with RFS. The expense recognized was included within Cost of Materials and Other in the Consolidated Statements of Operations. The Company’s costs to comply with RFS include the purchased cost of RINs, the impact of recognizing CVR Refining’s uncommitted biofuel blending obligation at fair value based on market prices at each reporting date and the valuation change of RINs purchases in excess of CVR Refining’s RFS obligation as of the reporting date. During the year ended December 31, 2018, the Company’s cost to comply with RFS was favorably impacted by a reduction in CVR Refining’s RFS obligation and reduced market pricing. As of December 31, 2018 and 2017, CVR Refining’s biofuel blending obligation was approximately $4 million and $28 million, respectively, which is recorded in Other Current Liabilities in the Consolidated Balance Sheets.

Environmental Remediation - As of December 31, 2018 and 2017, environmental accruals representing estimated costs for future remediation efforts at certain Petroleum Segment sites totaled approximately $8 million and $4 million, respectively. These amounts are reflected in Other Current Liabilities or Other Long-Term Liabilities depending when the Company expects to expend such amounts.

Wynnewood Refinery Incident - On September 28, 2012, the Petroleum Segment’s Wynnewood refinery, owned and operated by Wynnewood Refining Company, LLC (“WRC”), an indirect wholly-owned subsidiary of CVR Refining, experienced an explosion in a boiler unit during startup after a short outage as part of the turnaround process. Two employees were fatally injured. Damage at the refinery was limited to the boiler. Additionally, there was no environmental impact. The refinery was in the final stages of shutdown for turnaround maintenance at the time of the incident. The Company completed an internal investigation of the incident and cooperated with the Occupational Safety and Health Administration (“OSHA”) in its investigation. OSHA also conducted a general inspection of the facility during the boiler incident investigation. In March 2013, OSHA completed its investigation, communicated its citations, and placed WRC in its Severe Violators Enforcement Program (“SVEP”). The Company is vigorously contesting the citations and OSHA’s placement of WRC in the SVEP. Any penalties associated with OSHA’s citations are not expected to have a material adverse effect on the consolidated financial statements.